U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 11, 2004

_______________

PHOTO CONTROL CORPORATION
(Exact Name of Registrant as Specified in its Charter)

0-7475
Commission File Number

Minnesota	41-0831186
(State or Other Jurisdiction	(I.R.S. Employer
of Incorporation)	Identification No.)
4800 Quebec Avenue North, Minneapolis, Minnesota	55428
(Address of Principal Executive Offices)	(Zip Code)

(763) 537-3601 (Issuer's Telephone Number)

ITEM 12. Results of Operations and Financial Condition.

        Furnished herewith as Exhibit 99.1 is a press release issued by Photo Control Corporation on May 11, 2004.

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PHOTO CONTROL CORPORATION
May 11, 2004	/s/ Curtis R. Jackels
Curtis R. Jackels President